Securities Act Registration No. 333-107049

Investment Company Act Registration No. 811-21401

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No. __	☐
And/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 1	☒

SYCUAN FUNDS

(Exact Name of Registrant as Specified in Charter)

3007 Dehesa Road El Cajon, California (Address of Principal Executive Offices)	92019 (Zip Code)

Registrant’s Telephone Number, including Area Code:  (619) 444-4043

John Tang

Sycuan Funds

3007 Dehesa Road

El Cajon,  California 92019

(Name and Address of Agent for Service)

Copies to:

Donald S. Mendelsohn

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, Ohio 45202-4089

Approximate date of proposed public offering:  October 10, 2003

It is proposed that this filing will become effective (check appropriate box)

☐

immediately upon filing pursuant to paragraph (b)

☐

on (date) pursuant to paragraph (b)

☐

60 days after filing pursuant to paragraph (a)(1)

☐

on (date) pursuant to paragraph (a)(1)

☐

on 75 days after filing pursuant to paragraph (a)(2)

☐

on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Sycuan Funds

Prospectus

October ____, 2003

Sycuan US Value Fund

For Investors Seeking Capital Appreciation

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate.  Any representation to the contrary is a criminal offense.

Table of Contents

The Fund

4

The Objective of the Fund

4

The Principal Investment Strategies and Policies of the Fund

4

The Investment Selection Process Used by the Fund

4

The Principal Risks of Investing in the Fund

5

Who Should Consider Investing

7

Additional Information

7

Performance History

7

Costs of Investing in the Fund

8

Expense Example

8

Who Manages the Fund

9

The Investment Adviser

9

The Investment Sub-Adviser

9

Performance of Other Stock Accounts Managed By Brandes

10

How to Buy and Sell Shares

12

Pricing of Fund Shares

12

Customer Identification Program

12

Investing in the Fund

13

Minimum Investments

13

Types of Account Ownership.

14

Instructions For Opening and Adding to an Account

15

Telephone and Wire Transactions

16

Tax-Deferred Plans

17

Types of Tax-Deferred Accounts

18

Automatic Investment Plans

18

Instructions For Selling Fund Shares

19

Additional Redemption Information

20

Shareholder Communications

22

Dividends and Distributions.

22

Taxes

23

Privacy Policy

24

Board Of Trustees

25

Other Fund Service Providers

25

Where To Go for Information

27

Statement of Additional Information

27

Prospectus  2

Your Guide to the Prospectus

This Prospectus is designed to help you make an informed decision about whether investing in the Sycuan US Value Fund is appropriate for you.  Please read it carefully before investing and keep it on file for future reference.  To make this Prospectus easy for you to read and understand, we have divided it into three sections: The Fund, Who Manages the Fund and How to Buy and Sell Shares.  Each section is organized to help you quickly identify the information that you are looking for.  The first section, The Fund, tells you four important things about the Fund that you should know before you invest:

•

The Fund’s investment objective – what the Fund is trying to achieve.

•

The principal investment strategies of the Fund – how the Fund tries to meet its investment objective.

•

The Fund’s method of selecting investments – how the Fund chooses its primary investments.

•

Risks you should be aware of – the principal risks of investing in the Fund.

The other sections of the Prospectus – Who Manages the Fund and How to Buy and Sell Shares – provide you with information about the Fund’s management, the services and privileges available to you, how we price shares of the Fund and how to buy and sell shares of the Fund.

Prospectus  3

The Fund

The Objective of the Fund

•

The Sycuan US Value Fund seeks capital appreciation.

The Principal Investment Strategies and Policies of the US Value Fund

•

The Fund normally invests at least 80% of its assets in common stocks (at the time of purchase) of US companies that the Fund's sub-adviser believes are undervalued.  The Fund focuses its investments in large and medium-sized companies. Although the Fund generally holds 45 to 75 equity securities, it is a "non-diversified" portfolio, which means it can invest in fewer securities at any one time than diversified portfolios.

The Investment Selection Process Used by the US Value Fund

Brandes Investment Partners, L.L.C. ("Brandes") is the sub-adviser to the Fund.  Brandes’ Large Cap Investment Committee makes the day-to-day investment decisions for the Fund.  The Brandes team follows the "Graham and Dodd" value-approach to select securities for the Fund's portfolio.  Under that approach, the Fund will only purchase a stock when its current price appears to be below its "true" long-term – or intrinsic – value.

[Side panel:  SYCUAN CAPITAL MANAGEMENT, INC. is a Native American owned investment adviser and the adviser to the Funds.  Sycuan Capital Management, Inc. has selected Brandes Investment Partners, L.L.C. to act as sub-adviser and make the day-to-day investment decisions for the Fund.]

[Side panel:  THE FUND’S daily share price can be found at the Sycuan Funds website at http://www.sycuanfunds.com or by calling 1-888-899-8344.]

[Side panel:  THE GRAHAM AND DODD APPROACH TO INVESTING: Benjamin Graham is widely regarded as the founder of this classic value approach to investing and a pioneer in modern security analysis.  In his 1934 book, “Security Analysis,” co-written by David Dodd, Graham introduced the idea that stocks should be chosen by identifying the "true" long-term – or intrinsic – value of a company based on measurable data.]

Prospectus  4

Brandes uses fundamental analysis to determine each company's intrinsic value.  The team will look at a company's earnings, book value, cash flow, capital structure, management record, and industry dominance, among other factors, to ascertain intrinsic value.  Company reports, SEC filings, computer databases, industry publications, general and business publications, brokerage firm research reports, company management interviews, and other information sources are used to gather information for the fundamental analysis.

Brandes may sell a security when the security's price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The Principal Risks of Investing in the Funds

Value Style Risk

The team chooses stocks it believes are undervalued or out of favor, with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

Risks in General

Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund's investments.  There is risk that these and other factors may adversely affect the Fund's performance.  You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.  An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  You may lose money by investing in the Fund.

[Side panel:  The management team follows the "Graham and Dodd" approach, looking at each stock as though it is a business that is for sale.  The management team buys stocks at what it believes are favorable prices. The team looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.  Benjamin Graham and David Dodd have never had any affiliation with the Fund.]

Prospectus  5

Risks of Investing in Common Stocks

The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing.  These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.  Many factors affect the performance of each company that the Fund invests in, including the strength of the company's management or the demand for its products or services.  You should be aware that a company's share price may decline as a result of poor decisions made by management or lower demand for the company's products or services.  In addition, a company's share price may also decline if its earnings or revenues fall short of expectations.

There are overall stock market risks that may also affect the value of the Fund.  Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally.  The value of the Fund's investments may increase or decrease more than the stock markets in general.

Risks of Medium-Sized Companies

To the extent the Fund invests in medium-sized companies, the Fund may be subject to additional risks.  The earnings and prospects of these companies are more volatile than larger companies.  Medium sized companies may experience higher failure rates than do larger companies.  The trading volume of securities of medium sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.  Medium sized companies may have limited markets, product lines or financial resources, and may lack management experience.

Risk of Non-Diversification

The Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a portfolio that is "diversified.”  Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

Sector Risk

Sector risk is the possibility that stocks within the same group of industries will decline in price due to sector-specific market or economic developments.  If the sub-adviser invests a significant portion of the Fund's assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment.  The sectors in which the Fund may be overweighted will vary.

Prospectus  6

Management Risk

The Fund has no operating history and, although the Fund's sub-adviser has experience managing mutual funds, the adviser and the Fund are newly formed entities.

Who Should Consider Investing

The Fund may be suitable for you if:

•

You are seeking long-term growth of capital – at least three to five years.

•

You can tolerate risks associated with common stock investments.

•

You are not looking for current income.

•

You can tolerate significant fluctuations in share price.

Additional Information

When investment opportunities are limited, the Fund may hold all or a portion of its assets in cash or cash-equivalents like money market funds, certificates of deposit, and repurchase agreements.  Under these circumstances, the Fund may not achieve its objective.  The Fund may also invest in these securities due to pending investments.  If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees.

Performance History

Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in a fund because it demonstrates how its returns have varied over time.  There is no performance information for the Fund since the Fund has not completed one full calendar year of operation as of the date of this prospectus.

Prospectus  7

Costs of Investing in the Fund

The following table describes the estimated expenses and fees that you may pay if you buy and hold shares of the Fund.  Annual fund operating expenses are paid out of the assets of the Fund, so their effect is already included in the Fund’s daily share price.

[Side panel:  The Fund is a no-load fund, which means you do not pay any fees when you buy or sell shares of the Fund. As a result, all of your investment goes to work for you.]

Shareholder Fees

(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases

None

Deferred Sales Charge (Load)

None

Sales Charge (Load) Imposed on Reinvested Dividends

None

Exchange Fee

None

Redemption Fee

None

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees

1.50%

12b-1 Distribution Fees

None

Other Expenses

None

Total Annual Fund Operating Expenses(a)

1.50%

     (a) Sycuan Capital Management, Inc. pays all operating expenses of the Fund, with the exception of taxes, borrowing expenses (such as (a) interest and (b) dividends on short sales), brokerage commissions and extraordinary expenses.  For its services, Sycuan Capital Management, Inc. receives a fee of 1.50% per year of the average daily net assets of the Fund.  Sycuan Capital Management, Inc. also pays Brandes Investment Partners, L.L.C., the investment sub-adviser.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same each year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year

Three Years

Your costs:

Sycuan US Value Fund

$153

$474

[Side panel:  UNDERSTANDING EXPENSES: Operating a mutual fund involves a variety of expenses including those for portfolio management, shareholder statements, tax reporting and other services. These expenses are paid from the Fund’s assets in the form of management fees. Their effect is already factored into the Fund’s daily share price and returns.]

Prospectus  8

Who Manages the Fund

The Investment Adviser

Sycuan Capital Management, Inc. ("Sycuan Capital") is the investment adviser of the Fund and has responsibility for the management of the Fund's affairs, under the supervision of the Trust's Board of Trustees.  Sycuan Capital is a registered investment adviser.  It is a Native American owned firm dedicated to professional money management and the self-reliance of the Native American people.  The firm was organized in 2003 and its address is 3007 Dehesa Road, El Cajon, California 92019.

Sycuan Capital manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees.  Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund.  Sycuan Capital also pays the salaries and fees of all officers and trustees of the Trust who are also officers, directors or employees of Sycuan Capital.  Sycuan Capital pays all operating expenses of the Fund, with the exception of taxes, borrowing expenses (such as (a) interest and (b) dividends on short sales), brokerage commissions and extraordinary expenses.  For its services and payment of expenses, Sycuan Capital receives a fee of 1.50% per year of the average daily net assets of the Fund.

The Investment Sub-Adviser

Sycuan Capital has engaged Brandes Investment Partners, L.L.C. ("Brandes") to act as the investment sub-adviser of the Fund.  Although Sycuan Capital has delegated its portfolio management duties to Brandes, Sycuan Capital remains primarily responsible for these services and monitors the sub-adviser's performance.  Brandes was founded in 1974 and is an investment advisory firm with 59 investment professionals who manage more than $57.3 billion in assets as of June 30, 2003.  Brandes uses a value-oriented approach to managing global investments, seeking to build wealth by buying undervalued stocks.  Brandes' Large Cap Investment Committee is responsible for making the investment decisions for the Fund.  As full compensation for all services rendered, Sycuan Capital pays Brandes compensation at the annual rate of 0.50% of the Fund's average daily net assets.  The address of Brandes Investment Partners, L.L.C. is 11988 El Camino Real, Suite 500, San Diego, California 92130.

Prospectus  9

Performance of Other Stock Accounts Managed By Brandes

The Fund commenced operations on October ____, 2003. The tables below and on the next page show the performance of a composite of similar U.S. equity accounts managed by Brandes.  This information is designed to demonstrate the historical track record of the Brandes U.S. Value Equity composite.  It does not indicate how the Fund has performed or will perform in the future.

The Brandes U.S. Value Equity composite results include all actual, fee-paying and non-fee-paying, fully discretionary U.S. Value Equity accounts under management by Brandes that have investment objectives, policies and strategies that are substantially similar to those of the Fund.

The table below shows the average annual total returns for the Brandes U.S. Value Equity composite compared with the Russell 1000 Value Index for periods ended June 30, 2003.  The returns of the Brandes U.S. Value Equity composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested.  The returns of the Russell 1000 Value Index assume all dividends and distributions have been reinvested.

BRANDES U.S. VALUE EQUITY COMPOSITE

Average Annual Total Returns as of June 30, 2003

Brandes

U.S. Value Equity

Russell 1000

Composite

Value Index

One Year

(4.15)%

(1.02)%

Three Years

12.77%

(0.19)%

Five Years

3.79%

1.05%

Ten Years

10.87%

10.68%

Prospectus 10

The table below shows the total returns for the Brandes U.S. Value Equity composite compared with the Russell 1000 Value Index for the past 10 years.  The returns of the Brandes U.S. Value Equity composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested.  The returns of the Russell 1000 Value Index assume all dividends and distributions have been reinvested.

BRANDES U.S. VALUE EQUITY COMPOSITE

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

Brandes

U.S. Value Equity

Russell 1000

Composite

Value Index

2002

(22.08)%

(15.52)%

2001

16.06%

(5.59)%

2000

34.04%

7.02%

1999

(12.45)%

7.35%

1998

1.69%

15.63%

1997

32.99%

35.18%

1996

29.47%

21.64%

1995

20.98%

38.36%

1994

(3.54)%

(1.98)%

1993

24.00%

18.07%

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. The performance reflected in the composite has been calculated using presentation standards which differ from the method used by the SEC.

 The Brandes U.S. Value Equity composite results include all actual, fee-paying and non-fee-paying, fully discretionary U.S. Value Equity accounts under management by Brandes that have investment objectives, policies and strategies that are substantially similar to those of the Fund.  The Fund's fees and expenses are higher than those paid by the accounts in the composite.  In addition, the accounts don't pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and limits. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

The Russell 1000 Value Index is an unmanaged index, which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole.  It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Prospectus 11

How to Buy and Sell Shares

Pricing of Fund Shares

The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is called the Fund’s net asset value (“NAV”).  The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

 Net Asset Value  =   Total Assets – Liabilities / Number of Shares Outstanding

The NAV is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m.  Eastern time) every day the Exchange is open.  All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Fund’s transfer agent, Mutual Shareholder Services.  Your order must be placed with the transfer agent prior to the close of the trading of the New York Stock Exchange in order to be confirmed for that day’s NAV.  The Fund’s investments are valued at market value or, if a market quotation is not readily available, at the fair value determined in good faith by the sub-adviser, subject to the review and oversight of the Fund’s Board of Trustees.  The Fund may use pricing services to determine market value.

Customer Identification Program

IMPORTANT INFORMATION ABOUT

PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you.  We may also ask for identifying documents, and may take additional steps to verify your identity.  We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

Prospectus 12

Investing in the Fund

You may purchase shares directly through the Fund’s transfer agent or through a brokerage firm or other financial institution that has agreed to sell the Fund’s shares.  If you are investing directly in the Fund for the first time, you will need to establish an account by completing a Shareholder Account Application (To establish an IRA, complete an IRA Application).  To request an application, call toll-free 1-888-899-8344. Your initial investment minimum can be found in the table below.  The Fund  reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.  Investment minimums may be higher or lower to investors purchasing shares through a brokerage firm or other financial institution.

The investment adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

[Side panel: INVESTMENTS MADE THROUGH BROKERAGE FIRMS OR OTHER FINANCIAL INSTITUTIONS:  If you invest through a brokerage firm or other financial institution, the policies and fees may be different than those described here. Financial advisers, financial supermarkets, brokerage firms, and other financial institutions may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if you have any questions. Your financial institution is responsible for transmitting your order in a timely manner.]

Minimum Investments

Initial

Additional

Regular Account

$5,000

$100

Automatic Investment Plan

$1,000

$100*

IRA Account

$1,000

$100

*An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

All purchases must be made in U.S.  dollars and checks must be drawn on U.S.  banks.  No cash, credit cards or third party checks will be accepted.  A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic fund transfer, or for insufficient funds, stop payment, closed account or other reasons.  If a check does not clear your bank or the Fund is unable to

Prospectus 13

debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase.  If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase.  The Fund (or Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the Fund.  Your investment in the Fund should be intended to serve as a long-term investment vehicle.  The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.  The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading.  The Fund also reserves the right to stop offering shares at any time.

Types of Account Ownership

You can establish the following types of accounts by completing a Shareholder Account Application:

•

Individual or Joint Ownership

Individual accounts are owned by one person.  Joint accounts have two or more owners.

•

A Gift or Transfer to Minor (UGMA or UTMA) A UGMA/UTMA account is a custodial account managed for the benefit of a minor.  To open an UGMA or UTMA account, you must include the minor’s social security number on the application.

•

Trust

An established trust can open an account.  The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

•

Business Accounts

Corporation and partnerships may also open an account.  The application must be signed by an authorized officer of the corporation or a general partner of a partnership.

•

IRA Accounts

See “Tax-Deferred Plans” on page 17.

Prospectus 14

Instructions For Opening and Adding to an Account

TO OPEN AN ACCOUNT

By Mail

Complete and sign the Shareholder Application or an IRA Application

Make your check payable to Sycuan US Value Fund

• For IRA accounts, please specify the year for which the contribution is made.

Mail the application and check to:

Sycuan US Value Fund

c/o Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, Ohio 44141

By overnight courier, send to:

 Sycuan US Value Fund

c/o Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, Ohio 44141

TO ADD TO AN ACCOUNT

By Mail

Complete the investment slip that is included with your account statement, and write your account number on your check.  If you no longer have your investment slip, please reference your name, account number, and address on your check.

Mail the slip and the check to:

Sycuan US Value Fund

c/o Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, Ohio 44141

Prospectus 15

TO OPEN AN ACCOUNT

By Wire

Call 1-888-899-8344 for instructions to obtain an investor account number or an IRA account number prior to wiring to the Fund.

Send your investment to US Bank N.A. with these instructions:

•

US Bank N.A.

•

ABA#  000000000

•

DDA#  000000000000

•

Account of Sycuan US Value Fund

•

Further Credit to:

Account Name (shareholder name)

Include Social Security Number or Tax ID

Shareholder Account Number

TO ADD TO AN ACCOUNT By Wire Send your investment to US Bank N.A. by following the instructions listed in the column to the left.

Telephone and Wire Transactions

With respect to all transactions made by telephone, the Fund and its transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions.  If reasonable procedures are followed, then neither the Fund nor the transfer agent will be liable for any loss, cost, or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption.  In any instance where the Fund’s transfer agent is not reasonably satisfied that instructions received by telephone are genuine, neither the Fund nor the transfer agent shall be liable for any losses which may occur because of delay in implementing a transaction.

Prospectus 16

If you purchase your initial shares by wire, the transfer agent first must have received a completed account application and issued an account number to you.  The account number must be included in the wiring instructions as set forth on the previous page.  The transfer agent must receive your account application to establish shareholder privileges and to verify your account information.  Payment of redemption proceeds may be delayed and taxes may be withheld unless the Fund receives a properly completed and executed account application.

Shares purchased by wire will be purchased at the NAV next determined after the transfer agent receives your wired funds and all required information is provided in the wire instructions.  If the transfer agent is notified no later than 3:00 p.m.  Eastern time of the wire instructions, and the wired funds are received by the transfer agent no later than 5:00 p.m.  Eastern time, then the shares purchased will be priced at the NAV determined on that business day.  If the wire is not received by 5:00 p.m.  Eastern time, the purchase will be effective at the NAV next calculated after receipt of the wire.

Tax-Deferred Plans

If you are eligible, you may set up one or more tax-deferred accounts.  A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes.  A contribution to certain of these plans may also be tax deductible.  Tax-deferred accounts include retirement plans described below.  Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.  Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

US Bank N.A., serves as the custodian for the tax-deferred accounts offered by the Fund.  You will be charged an annual account maintenance fee of $8 for each tax-deferred account you have with the Fund.  You may pay the fee by check or have it automatically deducted from your account (usually in December).  The custodian reserves the right to change the amount of the fee or to waive it in whole or part for certain types of accounts.

Prospectus 17

Types of Tax-Deferred Accounts

•

Traditional IRA

An individual retirement account.  Your contribution may or may not be deductible depending on your circumstances.  Assets can grow tax-deferred and distributions are taxable as income.

•

Roth IRA

An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

•

Spousal IRA

An IRA funded by a working spouse in the name of a non-earning spouse.

•

SEP-IRA

An individual retirement account funded by employer contributions.  Your assets grow tax-deferred and distributions are taxable as income.

•

Keogh or Profit Sharing Plans

These plans allow corporations, partnerships and individuals who are self-employed to make tax-deductible contributions of up to $35,000 for each person covered by the plans.

•

403(b) Plans

An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

•

401(k) Plans

Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis.  These accounts need to be established by the trustee of the plan.

Automatic Investment Plans

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly or quarterly investments ($100 minimum per purchase) in the Fund from your bank or savings account.  Your initial investment minimum is $250 if you select this option.  Shares of the Fund may also be purchased through direct deposit plans offered by certain employers and government agencies.  These plans enable a shareholder to have all or a portion of their payroll or Social Security checks transferred automatically to purchase shares of the Fund.

Prospectus 18

FOR INVESTING

Automatic Investment Plan

For making automatic investments

from a designated bank account.

Dividend Reinvestment

All income dividends and capital gains distributions will be automatically reinvested in shares of the Fund unless you indicate otherwise on the account application or in writing.

Payroll Direct Deposit Plan For making automatic investments from your payroll check.

Instructions For Selling Fund Shares

You may sell all or part of your shares on any day that the New York Stock Exchange is open for trading.  Your shares will be sold at the next NAV per share calculated after your order is received in proper form by the transfer agent.  The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale.  Your order will be processed promptly and you will generally receive the proceeds within seven days after receiving your properly completed request.  The Fund will not mail any proceeds unless your investment check has cleared the bank, which may take up to fifteen calendar days.  This procedure is intended to protect the Fund and its shareholders from loss.  If the dollar or share amount requested is greater than the current value of your account, your entire account balance will be redeemed.  If you choose to redeem your account in full, any automatic services currently in effect for the account will be terminated unless you indicate otherwise in writing.

TO SELL SHARES

By Mail

Write a letter of instruction that includes:

•

The names(s) and signature(s) of all account owners.

•

Your account number.

•

The dollar or share amount you want to sell.

•

Where to send the proceeds.

•

If redeeming from your IRA, please note applicable withholding requirements.

•

Obtain a signature guarantee or other documentation, if required.

Prospectus 19

Mail your request to:

Sycuan US Value Fund

c/o Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, Ohio 44141

By Telephone

• You will automatically be granted telephone redemption privileges unless you decline them in writing or indicate on the appropriate section of the account application that you decline this option.  Otherwise, you may redeem Fund shares by calling 1-888-899-8344.  Redemption proceeds will only be mailed to your address of record.

• You may only redeem a maximum of $25,000 per day by telephone.

By overnight courier, send to:

Sycuan US Value Fund

c/o Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, Ohio 44141

• You will not be able to redeem by telephone and have a check sent to your address of record for a period of 15 days following an address change.

• Unless you decline telephone privileges in writing or on your account application, as long as the Fund takes reasonable measures to verify the order, you may be responsible for any fraudulent telephone order.

 For specific information on how to redeem your account, and to determine if a signature guarantee or other documentation is required, please call toll-free in the U.S. 1-888-899-8344.

Additional Redemption Information

Signature Guarantees

Signature guarantees are designed to protect both you and the Fund from fraud.  A signature guarantee of each owner is required to redeem shares in the following situations:

•

If you change ownership on your account.

•

If you request the redemption proceeds to be sent to a different address than that registered on the account.

•

If the proceeds are to be made payable to someone other than the account’s owner(s).

•

If a change of address request has been received by the Transfer Agent within the last 15 days.

•

If you wish to redeem $25,000 or more from any shareholder account.

Prospectus 20

Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of a national securities exchange.  Call your financial institution to see if they have the ability to guarantee a signature.  A notary public cannot provide signature guarantees.

The Fund reserves the right to require a signature guarantee under other circumstances or to delay a redemption when permitted by Federal Law.  For more information pertaining to signature guarantees, please call 1-888-899-8344.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trusts, and other accounts may require documents in addition to those described above, evidencing the authority of the officers, trustees or others.  In order to avoid delays in processing redemption requests for these accounts, you should call the transfer agent at 1-888-899-8344 to determine what additional documents are required.

Address Changes

To change the address on your account, call the transfer agent at 1-888-899-8344 or send a written request signed by all account owners.  Include the account number(s) and name(s) on the account and both the old and new addresses.  Certain options may be suspended for a period of 15 days following an address change.

Transfer of Ownership

In order to change the account registration or transfer ownership of an account, additional documents will be required.  In order to avoid delays in processing these requests, you should call the transfer agent at 1-888-899-8344 to determine what additional documents are required.

Redemption Initiated by the Fund

Because there are certain fixed costs involved with maintaining your account, the Fund may require you to redeem all of your shares if your account balance falls below $500.  After your account balance falls below the minimum balance, you will receive a notification from the Fund indicating its intent to close your account along with instructions on how to increase the value of your account to the minimum amount within 60 days.  If your account balance is still below $500 after 60 days, the Fund may close your account and send you the proceeds.  This minimum balance requirement does not apply to automatic investment plans, to IRAs, and to other tax-sheltered investment accounts.  The right of redemption by the Fund will not apply if the value of your account balance falls below $500 because of market performance.  The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund.  All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund.  Any involuntary redemption will create a capital gain or loss, which may have tax consequences about which you should consult your tax adviser.

Prospectus 21

Shareholder Communications

Account Statements

Every quarter, shareholders of the Fund will automatically receive regular account statements.  You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Confirmations

Confirmation statements will be sent after each transaction that affects your account balance or account registration.

Regulatory Mailings

Financial reports will be sent at least semiannually.  Annual reports will include audited financial statements.  To reduce expenses, one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Fund.

Dividends and Distributions

The Fund intends to pay distributions on an annual basis and expects that distributions will consist primarily of capital gains.  You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Fund or receive these distributions in cash.  Dividends and distributions from the Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash.  Reinvested dividends and distributions receive the same tax treatment as those paid in cash.  If you are interested in changing your election, you may call the transfer agent at 1-888-899-8344 or send a written notification to:

Sycuan US Value Fund

c/o Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, Ohio 44141

[Side panel: WHAT IS A REDEMPTION? A redemption is a sale by you to the Fund of some or all of your shares. The price per share you receive when you redeem Fund shares may be more or less than the price at which you purchased those shares. When you redeem your shares, you will generally have a gain or loss, depending upon whether the amount you receive for your shares is more or less than your cost or other basis in the shares.]

[Side panel: REDEMPTION IN KIND: The Fund intends to make payments for all redemptions in cash, however, if the Fund believes that conditions exist which make cash payments detrimental to the best interests of the Fund, payment for shares redeemed may be made in whole or in part through a distribution of portfolio securities chosen by the adviser (under the supervision of the Board of Trustees). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash after the redemption.]

Prospectus 22

Taxes

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account).  Dividends paid by the Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the shareholders as ordinary income.

Distributions by the Fund of net long-term capital gains to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

Redemptions of shares of the Fund are taxable events which you may realize as a gain or loss.  The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, and how long the shares were held.

The Fund’s distributions may be subject to federal income tax whether received in cash or reinvested in additional shares.  In addition to federal taxes, you may be subject to state and local taxes on distributions.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences of an investment in the Fund.

[Side panel: WHAT IS A DISTRIBUTION? As a shareholder, you are entitled to your share of the Fund’s income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the Fund earns from is holdings and interest it receives from its money market and bond investments. Capital gains are realized when the Fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the Fund held the securities for less than or more than one year.]

[Side panel: WHEN A FUND makes a distribution to its shareholders, the share price of the Fund drops by the amount of the distribution, net of any market fluctuations.]

[Side panel: “BUYING A DIVIDEND” If you purchase shares of the Fund just before it makes a distribution, you will pay the full price for the shares and then receive a portion back in the form of a taxable distribution. This is referred to as “buying a dividend”. In order to avoid paying unnecessary taxes as a result of the distribution, check the Fund’s distribution schedule before you invest.]

Prospectus 23

PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects.  The Fund collects the following nonpublic personal information about you:

•

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basic information, and other financial information).

Categories of Information the Fund Discloses.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security.  The Fund restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Prospectus 24

Board of Trustees

DeWitt F. Bowman, C.F.A.

Allen  C. Brown
George Cossolias, CPA

Henry R. Murphy
Jeffrey R. Provence

John N. Tang

Mary L. VanNostrand

Other Fund Service Providers

Custodian

US Bank N.A.

Fund Administrator

Premier Fund Solutions, Inc.

Independent Auditor

 McCurdy & Associates CPA's, Inc.

Investment Adviser

Sycuan Capital Management, Inc.

Investment Sub-Adviser

Brandes Investment Partners, L.L.C.

Legal Counsel

Thompson Hine LLP

Transfer Agent

Mutual Shareholder Services, L.L.C.

Prospectus 25

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Prospectus 26

Where To Go For Information

For shareholder inquiries, please call toll-free in the U.S. at 1-888-899-8344 You will also find more information about the Fund in the following documents:

Statement of Additional Information

The Statement of Additional Information contains additional and more detailed information about the Fund, and is considered to be a part of this Prospectus.  There are three ways to get a copy of these documents.

1.

Call or write for one, and a copy will be sent without charge.

Sycuan US Value Fund

c/o Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, Ohio 44141

1-888-899-8344

2.  Call or write the Public Reference Section of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also review and copy information about the Fund in person at the SEC Public Reference Room in Washington D.C.

Public Reference Section of the SEC

Washington D.C. 20549-0102

1-202-942-8090

Copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov

3.  Go to the SEC's website (www.sec.gov) and download a text-only version.

SYCUAN FUNDS   SEC file number 811-21401

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the adviser.  This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

Prospectus 27

Sycuan Funds

3007 Dehesa Road

El Cajon, CA 92019

PART B

SYCUAN FUNDS

STATEMENT OF ADDITIONAL INFORMATION

October ___, 2003

This Statement of Additional Information ("SAI") is not a prospectus.  It should be read in conjunction with the Prospectus of the Sycuan Funds dated October ___, 2003.  A free copy of the Prospectus can be obtained by writing the Transfer Agent at 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141 or by calling 1-888-899-8344.

TABLE OF CONTENTS

DESCRIPTION OF THE TRUST AND THE FUND

NON-DIVSERSIFICATION

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

INVESTMENT LIMITATIONS

TRUSTEES AND OFFICERS

AUDIT COMMITTEE

BOARD INTEREST IN THE FUND

COMPENSATION

THE INVESTMENT ADVISER

THE INVESTMENT SUB-ADVISER

CODE OF ETHICS

PORTFOLIO TRANSACTIONS AND BROKERAGE

ADDITIONAL TAX INFORMATION

PRICING OF FUND SHARES

PURCHASES AND SALES THROUGH BROKER DEALERS

INVESTMENT PERFORMANCE

CUSTODIAN

FUND SERVICES

ANTI-MONEY LAUNDER PROGRAM

PROXY VOTING POLICIES

ACCOUNTANTS

FINANCIAL STATEMENTS

-i-

DESCRIPTION OF THE TRUST AND THE FUND

The Sycuan US Value Fund (the "Fund") was organized as a non-diversified series of Sycuan Funds (the "Trust") on July 3, 2003 and commenced operations on October ____ , 2003.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 3, 2003 (the "Trust Agreement").  The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only fund series currently authorized by the Trustees.  The investment adviser to the Fund is Sycuan Capital Management, Inc. (the "Adviser").  The investment sub-adviser to the Fund is Brandes Investment Partners, L.L.C. (the “Sub-Adviser”).

The Fund does not issue share certificates.  All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Prior to the public offering of the Fund, Sycuan Tribal Development Corporation purchased all of the outstanding shares of the Fund and may be deemed to control the Fund.  As the controlling shareholder, Sycuan Tribal Development Corporation could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser or sub-advisory agreement with the Sub-Adviser ..  After the public offering commences, it is anticipated that Sycuan Tribal Development Corporation will no longer control the Fund.

For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares and Sell Shares" in the Prospectus.  For a description of the methods used to determine the share price and value of the Fund's assets, see "Pricing of Fund Shares" in the Prospectus and "Pricing of Fund Shares" in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

A. Equity Securities.  The Fund may invest in equity securities such as common stock, convertible preferred stock, convertible bonds, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

Equity securities also include SPDRs (S&P Depositary Receipts, known as “Spiders”), DIAMONDS, QQQs and a number of other exchange traded funds.   SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index.  SPDRs trade on the American Stock Exchange under the symbol SPY.  A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY.  DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow.  DIAMONDS trade on the American Stock Exchange under the symbol DIA.  QQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index.  QQQs trade on the American Stock Exchange under the symbol QQQ.  The Fund may also invest in a variety of other exchange traded funds, including, but not limited to, iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and VIPERs.  To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector.  Additionally, the Fund may invest in new exchange traded shares as they become available.

B. Options Transactions. The Fund may engage in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

C.  Foreign Securities.  The Fund may invest in foreign equity securities including American Depositary Receipts (“ADRs”).  ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution.  They are alternatives to the direct purchase of the underlying securities in their national markets and currencies.  ADRs are subject to risks similar to those associated with direct investment in foreign securities.

Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments.  The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.  Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations.  In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets.  Foreign issuers, brokers, and securities markets may be subject to less government supervision.  Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays.  It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention.  There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments.  There is no assurance that an adviser will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

The considerations noted above generally are intensified for investments in developing countries.  Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

D. Short Sales.  The Fund may sell a security short in anticipation of a decline in the market value of the security.  When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer.  The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security.  The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund's custodian of cash or high grade liquid assets equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales).  Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

E. Securities Lending. The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks, or institutional investors. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Sub- Adviser. Furthermore, they will only be made if, in the judgment of the Sub- Adviser, the consideration to be earned from such loans would justify the risk.

The Sub- Adviser understands that it is the current view of the staff of the Securities and Exchange Commission (the "SEC") that a Fund may engage in loan transactions only under the following conditions: (1) a Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

F. Restricted and Illiquid Securities. The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and reverse repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Fund will not invest more than 15% of its net assets in illiquid securities.

With respect to Rule 144A securities, these restricted securities are treated as exempt from the 15% limit on illiquid securities, provided that a dealer or institutional trading market in such securities exists. The Fund will not, however, invest more than 10% of its net assets in Rule 144A securities. Under the supervision of the Board of Trustees, the Sub- Adviser determines the liquidity of restricted securities and, through reports from the Sub- Adviser, the Board of Trustees will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of a Fund could be adversely affected.

G. U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S.  Treasury or by an agency or instrumentality of the U.S. government.  Not all U.S. government securities are backed by the full faith and credit of the United States.  For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances.  However, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

H. Corporate Debt Securities. Corporate debt securities are long and short term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Sub- Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, determined by the Sub- Adviser to be of comparable quality. Investment grade dept securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.

I. Fixed Income Securities.  The Fund may invest in all types of fixed income securities, including such securities purchased on a when-issued, delayed delivery, or forward commitment basis.  Fixed income securities are subject to credit risk and interest rate risk.  Credit risk is the risk that the Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt.  Interest rate risk is the risk that the Fund's investments in fixed income securities may fall when interest rates rise.

Investments in high-yield bonds are considered to be more speculative than higher quality fixed income securities.  They are more susceptible to credit risk than investment-grade securities, especially during periods of economic uncertainty or economic downturns.  The value of lower quality securities are subject to greater volatility and are generally more dependent on the ability of the issuer to meet interest and principal payments than higher quality securities.  Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

J. Financial Services Industry Obligations. The Fund may invest in each of the following obligations of the financial services industry:

(1)  Certificate of Deposit.  Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

(2)  Time Deposits.   Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

(3) Bankers' Acceptances.  Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

K. Repurchase Agreements. The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or agencies of the U.S. government ("U.S. Government Obligations"). A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Sub- Adviser to be creditworthy. The Sub- Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

L. Borrowing. The Fund is permitted to borrow money up to one-third of the value of its total assets for the purpose of investment as well as for temporary or emergency purposes. Borrowing for the purpose of investment is a speculative technique that increases both investment opportunity and a Fund's ability to achieve greater diversification. However, it also increases investment risk. Because the Fund's investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund's net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e, they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans.  The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets , at the time of purchase, in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing.  The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4. Illiquid Investments.  The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

5. 80% Investment Policy.  Under normal circumstances, at least 80% (at the time of purchase) of the Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested in common stocks of US companies.  The Fund will not change its policy unless the Fund’s shareholders are provided with at least 60 days prior written notice.  The notice will be provided in a separate written document, containing the following, or similar, statement, in bold-face type: “Important Notice Regarding Change in Investment Policy.”  The statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separate from any other communications to the Fund’s shareholders.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Interested Trustees and Officers

Name, Address(1), and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee
Henry R. Murphy Year of Birth: 1935	President and Trustee	Indefinite Term, Since 2003	Councilman, Sycuan Band of the Kumeyaay Nation (2003 to current). Sycuan Fire Chief (1975 to current).	1	None
John N. Tang Year of Birth: 1951	Secretary and Trustee	Indefinite Term, Since 2003	President, Sycuan Tribal Development Corporation (1992 to current).	1	None
Jeffrey R. Provence Year of Birth: 1969	Treasurer and Trustee	Indefinite Term, Since 2003	CEO, Premier Fund Solutions, Inc. (2001-Present). General Partner and Portfolio Manager for Value Trend Capital Management, LP (1995 to current).	1	Blue Chip Investor Funds, Private Asset Management Funds, Wireless Fund

(1) The address of each trustees and officer is c/o Sycuan Funds, 3007 Dehesa Road, El Cajon, California 92019.

(2) Henry Murphy, John Tang and Jeffrey Provence are considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Adviser.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

 Independent Trustees

Name, Address(3), and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee
DeWitt F. Bowman, C.F.A Date of Birth: 1930	Trustee	Indefinite Term, Since 2003	Principal, Pension Investment Consulting, since 1994. Interim Treasurer to the Regents and Vice President for Investments - University of California from 2000 to 2001. Formerly Chief Investment Officer of the California Public Employees Retirement System (1989 to 1994).	1	Brandes Investment Trust, RREEF America REIT, RREEF America III REIT, Wilshire Target Funds, Forward Funds, PCG Private Equity Fund, Pacific Gas and Electric Nuclear Decommissioning Trust
Allen C. Brown Year of Birth: 1943	Trustee	Indefinite Term, Since 2003	Co-owner of Stebleton & Brown (1994 to current). Estate planning and business attorney (1970 to current).	1	Blue Chip Investor Funds
George Cossolias, CPA Year of Birth: 1935	Trustee	Indefinite Term, Since 2003	Owner of George Cossolias & Company, CPAs (1972 to current). President of Lubrication Specialists, Inc. (1996 to current).	1	Blue Chip Investor Funds, Wireless Fund
Mary L. VanNostrand Year of Birth: 1960	Trustee	Indefinite Term, Since 2003	Self-Employed Investment Consultant (1992 to current).	1	None

(3) The address of each trustees is c/o Sycuan Funds, 3007 Dehesa Road, El Cajon, California 92019.

AUDIT COMMITTEE

The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust and meets at least once annually. The Audit Committee is comprised of all of the Independent Trustees as follows: DeWitt F. Bowman, Allen C. Brown, Georgo Cossolias and Mary VanNostrand.

BOARD INTEREST IN THE FUND

As of October ___ 2003, the Trustees owned the following amounts in the Fund:

Name of Trustee or Officer	Dollar Range of Securities In The Sycuan US Value Fund	Aggregate Dollar Range of Securities In Trust
Henry R. Murphy	None	None
John N. Tang	None	None
Jeffrey R. Provence	None	None
Dewitt F. Bowman, C.F.A.	None	None
Allen C. Brown	None	None
George Cossolias, CPA	None	None
Mary L. VanNostrand	None	None

COMPENSATION

The following table estimates the trustee's compensation for the Fund's first full fiscal year. Trustee fees are paid by the Adviser. Officers and Trustees of the Fund who are deemed "interested persons" of the Trust receive no compensation from the Funds.

Name	Aggregate Compensation from Sycuan US Value Fund	Total Compensation from Trust
Henry R. Murphy	$0	$0
John N. Tang	$0	$0
Jeffrey R. Provence	$0	$0
Dewitt F. Bowman, C.F.A.	$4,000	$4,000
Allen C. Brown	$4,000	$4,000
George Cossolias, CPA	$4,000	$4,000
Mary L. VanNostrand	$4,000	$4,000

THE INVESTMENT ADVISER

The Adviser is Sycuan Capital Management, Inc. located at 3007 Dehesa Road, El Cajon, California 92019.  Sycuan Capital Management, Inc. is a newly formed investment adviser registered with the Securities and Exchange Commission.  As sole shareholder of the Adviser, Sycuan Development Corporation is deemed to control the Adviser for purposes of the 1940 Act.

Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees.  Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust.  The Adviser pays all operating expenses of the Fund, with the exception of taxes, borrowing expenses (such as (a) interest and (b) dividend expenses on securities sold short), brokerage commissions and extraordinary expenses.  For its services, the Adviser receives an annual investment management fee of 1.50% of the average daily net assets of the Fund.

The Management Agreement was approved by the Board at a meeting held on September 9, 2003.  In determining whether to approve the Agreement, the Board met with representatives of the Adviser to discuss the terms of the Agreement.  It was noted that the Adviser is a newly formed entity.  The officers of the Adviser reviewed and discussed with the Trustees their personal history including descriptions and backgrounds and investment management experience.  The secretary of the Adviser discussed with the Board the Adviser’s financial strength and the controller of the Sycuan Tribal Development Corporation (the sole shareholder of the Adviser) also represented to the Board that there are sufficient funds available to meet the obligations to the Fund.  The Trustees also discussed the expense ratio of the Fund with similar funds and historical information from the Investment Company Institute.  The Trustees then discussed the nature and quality of the services to be provided by the Adviser, reviewed the terms of the Management Agreement and were reminded by legal counsel of their fiduciary duties in approving the Agreement.  The officers of the Adviser certified to the Board that the Adviser had adopted procedures reasonably designed to prevent violations of the Code of Ethics.  Based upon the information provided, it was the Board’s consensus (including all of the Independent Trustees) that the fee to be paid to the Adviser pursuant to the Agreement was reasonable, that the overall arrangement provided under the terms of the Agreement was a reasonable business arrangement, and that the approval of the Agreement was in the best interests of the Fund’s shareholders.

With respect to the Fund, the Adviser oversees the investment advisory services provided to the Fund pursuant to a separate sub-advisory agreement with Brandes Investment Partners, L.L.C., and under the supervision of the Board of Trustees.  Brandes Investment Partners, L.L.C., is responsible for the day-to-day investment management of the Fund.  Subject to Board review, the Adviser monitors and evaluates the Sub-Adviser’s performance, and oversees the Sub-Adviser compliance with the Fund’s investment objectives, policies and restrictions.  The Adviser has ultimate responsibility for the investment performance of the Fund pursuant to its responsibility to oversee the Sub-Adviser.  As full compensation for all services rendered, including day-to-day investment decisions for the Fund, the Adviser pays the Sub-Adviser compensation at the annual rate of 0.50% of the Fund’s average daily net assets from the Adviser’s fee.

The Adviser retains the right to use the name "Sycuan US Value Fund" or any derivative thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Sycuan US Value Fund" or any derivative thereof automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or their shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution’s services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

THE INVESTMENT SUB-ADVISER

Brandes Investment  Partners,  L.L.C.  ("Brandes"), Sub-Adviser of the Fund, is an independent investment advisory firm that was founded in 1974 as a sole proprietorship.  The organizational structure was  changed to a California corporation in August 1985, to a California limited partnership in May 1996, and to a Delaware limited liability company in June 2002.  Brandes first registered with the SEC in 1975.  For additional information on Brandes please see the prospectus.  Brandes Investment Partners, LLC is 100% beneficially owned indirectly by senior professionals of the firm.  The address of Brandes Investment Partners, L.L.C. is 11988 El Camino Real, Suite 500, San Diego, California 92130.

The Investment Sub-Advisory Agreement was approved by the Board at a meeting held on September 9, 2003.  In determining whether to approve the Agreement, the Board met with representatives of the Sub-Adviser to discuss the terms of the Agreement.  The Director of Mutual Fund Services provided a report to the Board that included, but was not limited to, firm history, total assets under management, investment process, research methods, portfolio information, and historical performance information.  It was noted that the firm has been in business since 1974 and as of June 30, 2003 managed approximately $57.3 billion.  The Trustees discussed the nature and quality of the services to be provided by the Sub-Adviser, reviewed the terms of the Investment Sub-Advisory Agreement and were reminded by legal counsel of their fiduciary duties in approving the Agreement.  The Director of Mutual Fund Services of the Sub-Adviser certified to the Board that the Sub-Adviser had adopted procedures reasonably designed to prevent violations of the Sub-Adviser’s Code of Ethics.  Based upon the information provided, it was the Board’s consensus (including all of the Independent Trustees) that the fee to be paid to the Sub-Adviser pursuant to the Investment Sub-Advisory Agreement was reasonable, that the overall arrangement provided under the terms of the Agreement was a reasonable business arrangement, and that the approval of the Investment Sub-Advisory Agreement was in the best interests of the Fund’s shareholders.

CODE OF ETHICS

The Trust, the Adviser, and the Sub-Adviser have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940.  The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund.  You may obtain a copy of the Code from the Securities and Exchange Commission.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees, the Sub-Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Sub-Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Sub-Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Sub-Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

The Sub-Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Sub-Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effect securities transactions may also be used by the Sub-Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Sub-Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Sub-Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Sub-Adviser that the review and study of the research and other information will not reduce the overall cost to the Sub-Adviser of performing its duties to the Fund under the Agreement. Due to research services provided by brokers, the Fund may direct trades to certain brokers.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Sub-Adviser's clients seek to purchase or sell the same security at or about the same time, the Sub-Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if another client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Sub-Adviser, taking into account such factors as the size of the individual orders and transaction costs, when the Sub-Adviser believes an adjustment is reasonable.

ADDITIONAL TAX INFORMATION

The Fund intends to qualify as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”).  Qualification generally will relieve the Fund of liability for federal income taxes.  If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

PRICING OF FUND SHARES

The price (net asset value) of the shares of each Fund is normally determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Sub- Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Sub- Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Sub- Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Sub- Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Sub- Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Sub- Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

PURCHASES AND SALES THROUGH BROKER DEALERS

The Fund may be purchased through broker dealers and other intermediaries. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders.  Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, received the order. Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.

INVESTMENT PERFORMANCE

The Fund may periodically advertise "average annual total return." "Average annual total return," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n=ERV

Where

P = a hypothetical $1,000 initial investment

T = average annual total return

n = number of years

  ERV = ending redeemable value at the end of the

applicable period of the hypothetical $1,000

investment made at the beginning of the

applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS)

The average annual total return (after taxes on distributions) is computed by finding the  average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

                              P(1+T)n = ATVD

Where "P" equals a hypothetical initial payment of $1000; "T" equals average annual total return  (after taxes on distributions); "n" equals the number of years;  and  "ATVD" equals the ending  value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions but not after taxes on redemptions.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

The average annual total return (after taxes on distributions and sale of Fund shares) is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

                              P(1+T)n = ATVDR

Where "P" equals a hypothetical initial payment of $1,000; "T" equals average annual total return (after taxes on distributions and redemption); "n" equals the number of years; and "ATVDR" equals ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions and redemption.

The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. These non-standardized quotations do not include the effect of any applicable sales load which, if included, would reduce the quoted performance. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return (before taxes).

The Fund's investment performance will vary depending upon market conditions, the composition of that Fund's portfolio and operating expenses of that Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. As of the date of this SAI the Fund has not been in existence for one year.

From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of any of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. These may include the S&P 500 Stock Index, the NASDAQ Composite Index or the Dow Jones Industrial Average.

In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

US Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments.  The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

Mutual Shareholder Services, LLC. (“MSS”), 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141, acts as the Fund's transfer agent.  MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Adviser of $11.50 per shareholder (subject to a minimum monthly fee of $775 per Fund) for these transfer agency services.

In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Adviser based on the average value of the Fund.  These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, and for asset above $150 million the annual fee is $59,250.

Premier Fund Solutions, Inc. (“PFS”), 480 N. Magnolia Avenue, Suite 103, El Cajon, CA 92020, provides the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities.  PFS receives a monthly fee from the Adviser equal to an annual rate of 0.07% of the Fund's assets under $200 million, 0.05% of the next $500 million of the Fund's average daily net assets, and 0.03% of the average daily net assets of the Fund thereafter (subject to a minimum monthly fee of $2,000).

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PROXY VOTING POLICIES

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Fund’s Sub-Adviser.  The Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Sub-Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Sub-Adviser or an affiliated person of the Sub-Adviser.  In such a case, the Trust’s policy requires that the Sub-Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Adviser’s proxy voting policies and procedures are attached as Appendix A to this Statement of Additional Information.

ACCOUNTANTS

The firm of McCurdy & Associates CPA's, Inc. has been selected as independent public accountants for the Fund for the fiscal year ending September 30, 2004.  McCurdy & Associates CPA's, Inc. performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

FINANCIAL STATEMENTS

To The Shareholders and Trustees

Sycuan Funds:

We have audited the accompanying statement of assets and liabilities of Sycuan Funds (the “Trust”), (comprised of the Sycuan U. S. Value Fund) as of October 6, 2003.  This financial statement is the responsibility of the Trust's management.  Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation.  Our procedures included confirmation of cash held by the custodian as of October 6, 2003, by correspondence with the custodian.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the respective portfolio constituting the Sycuan Funds as of October 6, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ McCurdy & Associates CPA’s Inc.

McCurdy & Associates CPA's, Inc.

Westlake, Ohio

October 6, 2003

SYCUAN FUNDS

 STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 6, 2003

Sycuan U.S.

Value Fund

ASSETS:

   Cash in Bank

                $100,000

         Total Assets

$100,000

LIABILITIES:

$           0

        Total Liabilities

$           0

NET ASSETS

$100,000

NET ASSETS CONSIST OF:

  Capital Paid In

                        $100,000

OUTSTANDING SHARES

10,000

NET ASSET VALUE PER SHARE

$10

OFFERING PRICE PER SHARE

$10

See accompanying notes which are

an integral part of this financial statement

SYCUAN FUNDS

NOTES TO FINANCIAL STATEMENTS

October 6, 2003

1.  ORGANIZATION

The Sycuan U.S. Value Fund (the “Fund”) was organized as a series of Sycuan Funds (the “Trust”).  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 3, 2003.  The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only Fund series currently authorized by the Trustees.

The primary investment objective of the Sycuan U.S. Value Fund is capital appreciation.

The Fund uses an independent custodian and transfer agent.  No transactions other than those relating to organizational matters and the sale of 10,000 shares of the Fund have taken place to date.

2.  RELATED PARTY TRANSACTIONS

As of October 6, 2003, all of the outstanding shares of the Fund were owned by the Sycuan Tribal Development Corporation.  A shareholder who beneficially owns, directly or indirectly, 25% or more of the outstanding voting securities of the Fund may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

Sycuan Capital Management, Inc. is the investment adviser of the Fund. Under the management agreement, the adviser receives an annual investment management fee of 1.50% of the average daily net assets of the Fund.  Sycuan Capital Management, Inc. will pay all operating expenses of the Fund with the exception of  brokerage fees and commissions, interest and other borrowing expenses, taxes and extraordinary expenses.

Sycuan Capital Management, Inc. has engaged Brandes Investment Partners LLC to act as the investment sub-adviser of the Fund.  Although Sycuan Capital Management, Inc. has delegated its portfolio management duties to Brandes, Sycuan Capital Management, Inc. remains primarily responsible for these services and monitors the sub-advisers’ performance. Sycuan Capital Management, Inc. pays Brandes compensation at the annual rate of 0.50% of the Fund’s average daily net assets.

Certain trustees and officers of the Sycuan Funds are also directors and officers of Sycuan Capital Management, Inc. and Sycuan Tribal Development Corporation.

Premier Fund Solutions, Inc. provides the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities.  Premier Fund Solutions receives a monthly fee from the advisor equal to an annual rate of 0.07% of the Fund’s average daily net assets under $200 million, 0.05% of the Fund’s average daily net assets of the next $500 million and 0.03% of the Fund’s average daily net assets thereafter (subject to a minimum monthly fee of $2,000).

A trustee and officer of the Sycuan Funds is also a director and officer of Premier Fund Solutions, Inc.

SYCUAN FUNDS

NOTES TO FINANCIAL STATEMENTS (CONT'D)

October 6, 2003

3.  CAPITAL STOCK AND DISTRIBUTION

At October 6, 2003 paid in capital amounted to $100,000 for the Fund.  Transactions in capital stock were as follows:

        Sycuan U.S.

        Value Fund

Shares Sold

            10,000

Shares Redeemed

                     0

Net Increase

            10,000

Shares Outstanding

            10,000

4.  OTHER

Expenses incurred in connection with the organization of the Fund and initial offering of shares will be permanently absorbed by Sycuan Capital Management, Inc.

5.  FEDERAL INCOME TAXES

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  As a result, no provision for income taxes is required.

APPENDIX A

EFFECTIVE AS OF

June 27, 2003

BRANDES INVESTMENT PARTNERS, L.L.C

Proxy Voting Policy

Brandes Investment Partners, L.L.C. (“Brandes”) generally is responsible for voting proxies with respect to securities held in client accounts, including clients that are pension plans (“plans”) subject to the Employee Retirement Income Security Act of 1974 (“ERISA”).  This document sets forth Brandes’ policy with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.  Specifically, Rule 206(4)-6 requires that we:

•    Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

•    Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

•    Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

A.

Objective

Where Brandes is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best interest of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts.

The financial interest of our clients is the primary consideration in determining how proxies should be voted.  In the case of social and political responsibility issues that in our view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients and, thus, unless a client has provided other instructions, Brandes generally votes in accordance with the recommendations of Institutional Shareholder Services, Inc. (“ISS”) (see discussion below) on these issues, although, on occasion Brandes abstains from voting on these issues.

When making proxy-voting decisions, Brandes generally adheres to its Proxy Voting Guidelines (the “Guidelines”), as revised from time to time by Brandes’ Corporate Governance Committee.  The Guidelines are described generally in an insert to our Form ADV, Part II and on our website, and are made available to clients on request.  The Guidelines, which have been developed with reference to the positions of ISS, set forth Brandes’ positions on recurring issues and criteria for addressing non-recurring issues and incorporates many of ISS’s standard operating policies.

B.

Accounts for Which Brandes Has Proxy Voting Responsibility

Brandes generally is responsible for voting proxies with respect to securities selected by Brandes and held in client accounts.  Brandes’ form Investment Advisory Agreement provides that Brandes is generally responsible for proxy voting unless the client has directed Brandes to the contrary in writing.  As a general rule, Brandes does not, however, vote proxies for securities not selected by Brandes but that are nevertheless held in a client account or where Brandes otherwise is not vested with discretionary authority over securities held in a client account

Although clients may reserve to themselves or assign to another person proxy voting responsibility, certain formalities must be observed in the case of ERISA plans. Where authority to manage ERISA plan assets has been delegated to Brandes, this delegation automatically includes responsibility to vote proxies unless the named fiduciary that appointed Brandes has expressly reserved to itself or another named fiduciary proxy voting responsibility.  To be effective, a reservation of proxy voting responsibility for a given ERISA plan should:

•    be in writing;

•    state that Brandes is “precluded” from voting proxies because proxy voting responsibility is reserved to an identified named fiduciary; and

•    be consistent with the plan’s documents (which should provide for procedures for allocating fiduciary responsibilities among named fiduciaries).

C.

Adherence to Client Proxy Voting Policies

Although clients do not always have proxy-voting policies, if a client  has such a policy and instructs Brandes to follow it, Brandes is required to comply with it except in any instance in which doing so would be contrary to the economic interests of the plan or otherwise imprudent or unlawful.  In the case of ERISA plans, Brandes, as a fiduciary, is required to discharge its duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA).  These documents include statements of proxy voting policy.

Brandes must to the extent possible comply with each client’s proxy voting policy.  If such policies conflict, Brandes may vote proxies to reflect each policy in proportion to the respective client’s interest in any pooled account, for example (unless in the particular situation voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

D.

Arrangements with ISS, IRRC and ADP

Brandes presently uses  three outside firms, ISS, Investor Responsibility Research Center (“IRRC”) and ADP Financial Services, Inc. (“ADP”), to assist in voting proxies.

•    ISS is a premier proxy research, advisory, voting and vote-reporting service that specializes in global proxy voting.  ISS’s primary function with respect to Brandes is to apprise it of  shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals.

•    IRRC is a pre-eminent source of high quality, impartial information on corporate governance and social responsibility issues affecting investors and corporations. IRRC does not advocate any one position with respect to the issues it covers. IRRC seeks to provide information to Brandes which is objective and unbiased.

•   ADP’s Proxy Edge service is a premier electronic proxy voting and vote-tracking service.  ADP’s primary function with respect to Brandes is to apprise it of the shareholder meeting dates of securities holdings, forward copies of proxy materials, and vote proxies in accordance with our instructions.

Although we may consider ISS’s and others’ recommendations on proxy issues, Brandes bears ultimate responsibility for proxy voting decisions.  For ERISA plans for which Brandes votes proxies, Brandes is not relieved of its fiduciary responsibility by following directions of ISS or the ERISA plans’ named fiduciaries or by delegating proxy voting responsibility to another person.

E.

Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of Brandes’ clients and the interests of Brandes and its employees.  Brandes must take steps reasonably designed to ensure that each decision to vote proxies is based on the clients' best interest.  For example, conflicts of interest may arise when:

•    Proxy votes regarding non-routine matters are solicited by an issuer that has an institutional separate account relationship with Brandes;

•    A proponent of a proxy proposal has a business relationship with Brandes;

•    Brandes or one of its employees has business relationships with participants in proxy contests, corporate directors or director candidates; or

•    A Brandes employee has a personal interest in the outcome of a particular matter before shareholders.

Brandes’ Corporate Governance Committee is responsible for identifying proxy voting proposals that present a conflict of interest in accordance with such criteria as the Corporate Governance Committee establishes from time to time.  If Brandes receives a proxy relating to an issuer that raises a conflict of interest, the Corporate Governance Committee shall determine whether the conflict is “material” to any specific proposal included within the proxy. The Corporate Governance Committee will determine whether a proposal is material as follows:

•    Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for Brandes, unless the Corporate Governance Committee has actual knowledge that a routine proposal should be treated as material.  For this purpose, “routine” proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

•    Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless the Corporate Governance Committee determines that neither Brandes nor its personnel have such a conflict of interest.  For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

•    Determining that a Non-Routine Proposal is Not Material – Although non-routine proposals are presumed to involve a material conflict of interest, the Corporate Governance Committee may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest.  To make this determination, the Corporate Governance Committee must conclude that a proposal is not directly related to Brandes’ conflict vis-a-vis the issuer.  The Corporate Governance Committee will record in writing the basis for any such determination.

For any proposal where the Corporate Governance Committee determines that Brandes has a material conflict of interest, Brandes may vote a proxy regarding that proposal in any of the following manners:

•    Refer Proposal to the Client – Brandes may refer the proposal to the client and obtain  instructions from the client on how to vote the proxy relating to that proposal.

•    Obtain Client Ratification – If Brandes is in a position to disclose the conflict to the client (i.e., such information is not confidential) , Brandes may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client’s consent to how Brandes will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

•    Use Predetermined Voting Policy – Brandes may vote according to its Guidelines or , if applicable, the proxy voting policies mandated by the client, so long as the subject matter of the proposal is specifically addressed in the Guidelines or proxy voting policies such that Brandes will not be exercising discretion on the specific proposal raising a conflict of interest.

•    Use an Independent Third Party for All Proposals – Subject to any client imposed proxy voting policies, Brandes may vote all proposals in a proxy according to the policies of an independent third party, such as ISS or IRRC (or to have the third party vote such proxies).

•    Use an Independent Third Party to Vote the Specific Proposals that Involve a Conflict – Subject to any client imposed proxy voting policies, Brandes may use an independent third party (such as ISS or IRRC) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

F.

Special Issues with Voting Foreign Proxies

Although Brandes has arrangements with ISS and ADP, voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting.  Logistical problems in voting foreign proxies include the following:

•    Each country has its own rules and practices regarding shareholder notification, voting   restrictions, registration conditions and share blocking.

•    To vote shares in some countries, the shares may be “blocked” by the custodian or depository (or bearer shares deposited with a specified financial institution) for a specified number of days (usually five or fewer but sometimes longer) before or after the shareholder meeting.  When blocked, shares typically may not be traded until the day after the blocking period. Brandes may refrain from voting shares of foreign stocks subject to blocking restrictions where, in Brandes’ judgment, the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares.  This decision generally is made on a case-by-case basis based on relevant factors, including the length of the blocking period, the significance of the holding, and whether the stock is considered a long-term holding.

•    Often it is difficult to ascertain the date of a shareholder meeting because certain countries, such as France, do not require companies to publish announcements in any official stock exchange publication.

•     Time frames between shareholder notification, distribution of proxy materials, book-closure and the actual meeting date may be too short to allow timely action.

•     Language barriers will generally mean that an English translation of proxy information must be obtained or commissioned before the relevant shareholder meeting.

•     Some companies and/or jurisdictions require that, in order to be eligible to vote, the shares of the beneficial holders be registered in the company’s share registry.

•     Lack of a “proxy voting service” by custodians in certain countries.  In countries in which custodians do not offer a “proxy voting service”, Brandes will attempt, on a best efforts basis,      to lodge votes in such countries.

Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA plan), Brandes may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

G.

Reports

An insert to Brandes’ Form ADV, Part II and website describes how clients may obtain information from Brandes about how we voted proxies with respect to their securities.  If requested, Brandes provides clients with periodic reports on Brandes’ proxy voting decisions and actions for securities in their accounts, in such forms or intervals as the clients reasonably request.  In the case of ERISA plans, the named fiduciary that appointed Brandes is required to monitor periodically Brandes’ activities, including our decisions and actions with regard to proxy voting.  Accordingly, Brandes provides these named fiduciaries on request with reports to enable them to monitor Brandes’ proxy voting decisions and actions, including our adherence (as applicable) to their proxy voting policies.

H.

Operational Procedures

1.

Role of the Reorganization Department

Brandes’ Reorganization Department is primarily responsible for receiving, processing and voting proxies for securities held in the portfolios of our clients.

Once a client account is established, the Reorganization Department will arrange for the client’s custodian to forward proxy materials it receives to Brandes and ISS or ADP.  The Reorganization Department is also responsible for providing ISS with a list of client holdings on a regular basis to enable ISS to track meeting dates and notify Brandes of upcoming meetings.

The Reorganization Department logs the receipt of the materials from various sources in a pending file until ISS provides voting recommendations electronically.  The Reorganization Department confirms that the correct amount of shares, as of the record date, is generally reflected on the proxy.

It is Brandes’ general policy to have proxies voted at least forty-eight (48) hours prior to the deadline.  Unfortunately, in some instances, proxy materials are received with less than a week’s time before the deadline, and in such cases, Brandes uses reasonable efforts to exercise its vote.

The Reorganization Department also compiles and maintains information, for each client for which Brandes votes proxies, showing the issuer’s name, meeting date and manner in which it voted on each proxy proposal.  The Reorganization Department is also responsible for developing compliance procedures with respect to client proxy voting policies.

2.

Role of Investments Group in Voting Proxies

Once ISS’s recommendations and associated research are received electronically, the recommendations and associated materials are transmitted to the relevant investment research team(s) and/or investment committee(s) for consideration.  In determining how to vote a given proxy, Brandes generally adheres to the Guidelines, as revised from time to time by the Corporate Governance Committee except to the extent superseded by client proxy voting policies.  Proposals not covered by the Proxy Voting Guidelines and contested situations are to be evaluated on a case-by-case basis by a member of the Corporate Governance Committee or the relevant investment research team(s) or investment committee(s).  The firm’s voting decisions are then communicated by the Reorganization Department to ISS and/or ADP, as the case may be.

3.

Role of the Corporate Governance Committee

Brandes’ Corporate Governance Committee is responsible for setting (and reviewing from time to time, but at least annually, and making appropriate changes to) the firm’s position on various corporate governance issues, as set forth in the Guidelines.   The Corporate Governance Committee shall also provide oversight to the firm’s investment research team(s) and/or investment committee(s) from time to time on significant proxy voting proposals or issues.  Generally, a member of the Corporate Governance Committee must approve a decision to vote a proxies contrary to the recommendation of ISS.

4.

Disclosures of Proxy Voting Intentions

Brandes personnel should not discuss with members of the public how Brandes intends to vote on any particular proxy proposal without the advance approval of its General Counsel.   This does not restrict communications in the ordinary course of business with named fiduciaries of ERISA plans or other clients for which Brandes votes proxies.  Disclosure of Brandes’ proxy voting intentions – especially where done with the purpose or effect of influencing the management or control of a company – could trigger various restrictions under the federal securities laws, including under the proxy solicitation, beneficial ownership and short-swing profit liability provisions of the Securities Exchange Act of 1934.

I.

Securities Subject to Lending Arrangements

For various legal or administrative reasons, Brandes is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client’s securities lending arrangement with the client’s custodian.  Brandes will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible.  In certain extraordinary situations, Brandes may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients’ custodians for voting purposes.  This decision will generally be made on a case-by-case basis depending on whether, in Brandes’ judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding.  There can be no guarantee that any such securities can be retrieved for such purpose.

BRANDES INVESTMENT PARTNERS, L.L.C.

Proxy Voting Guidelines

Summary

With the understanding that many of the issues below are dealt with in detail in these Proxy Voting Guidelines (the “Guidelines”), Brandes’ current policies with respect to a number of more common issues are briefly summarized as follows:

•     Brandes typically votes with the recommendations of a company’s Board of Directors on routine or non-controversial issues.

•     In general, Brandes opposes anti-takeover proposals, unless unusual circumstances dictate otherwise.

•     In general, Brandes votes to support the elimination of anti-takeover policies, unless unusual circumstances dictate otherwise.

•     Brandes votes on issues relating to social and/or political responsibility on a case-by-case basis, unless directed by a client to vote in a certain manner.

•     Proposals not covered by the Guidelines and contested situations will be evaluated on a case-by-case basis by a member of the Corporate Governance Committee or the relevant investment research team(s) or investment committee(s), typically with reference to third-party recommendations and analysis.

Examples Of Proxy Voting With Management On Non-Controversial Matters

•    Election of directors, in the absence of a contest or controversy or sustained poor performance.

•    Ratification of selection of independent auditors, in the absence of controversy.

•    Fixing number of directors, unless the proposal is of an anti-takeover nature.

•    Stock splits, if not for anti-takeover purposes.

•    Change of state of incorporation for specific corporate purposes and not for anti-takeover purposes.

Proxy Voting Guidelines

Exceptions and modifications to the following guidelines may occur with respect to issues arising in certain countries.

I. The Board of Directors

A. Voting on Director and Officer Nominees in Uncontested Elections

Votes on director and officer (if given the opportunity to vote on officers) nominees are made on a case-by-case basis, examining the following factors:

•

long-term corporate performance record relative to a market index;

•

composition of board and key board committees;

•

nominee's attendance at meetings (past two years);

•

nominee's investment in the company;

•

whether a retired CEO sits on the board; and

•

whether the chairman is also serving as CEO.

In cases of significant votes and when information is readily available, we also review:

•

corporate governance provisions and takeover activity;

•

board decisions regarding executive pay;

•

director compensation;

•

number of other board seats held by nominee; and

•

interlocking directorships.

B. Chairman and CEO are the Same Person

We vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C. Majority of Independent Directors

We vote for shareholder proposals that request that the board be comprised of a majority of independent directors.

We generally vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

D. Stock Ownership Requirements

We generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E. Term of Office

We generally vote against shareholder proposals to limit the tenure of outside directors.

F. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We generally vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We generally vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We generally vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

G. Charitable Contributions

We generally vote against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

II. Proxy Contests

A. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

•

long-term financial performance of the target company relative to its industry;

•

management's track record;

•

background to the proxy contest;

•

qualifications of director nominees (both slates);

•

evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•

stock ownership positions.

B. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

III. Auditors

A. Ratifying Auditors

We generally vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

B. Reappointing Auditors

We generally support the reappointment of the company’s auditor unless:

•

the auditor has a significant professional or personal relationship with the issuer that compromises the firm’s independence; or

•

there is reason to believe the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

•

the auditors which receive a significant amount of compensation for Non-Auditing activities or Consulting activities.

We generally approve auditors fee and financial statements on a case-by-case basis.:

We will approve resolutions related to the allocation of income on a case-by-case basis.

IV. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

We generally vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause.

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote for proposals that permit shareholders to elect directors to fill board vacancies.

C. Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

D. Shareholder Ability to Call Special Meetings

We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E. Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

F. Shareholder Ability to Alter the Size of the Board

We vote for proposals that seek to fix the size of the board.

We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V. Tender Offer Defenses

A. Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We generally vote for shareholder proposals to redeem a company's poison pill.

We generally vote against management proposals to ratify a poison pill.

We generally advocate withholding votes from board members who adopt or renew dead-hand poison pills or their variants.

B. Fair Price Provisions

We vote case-by-case on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Greenmail

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D. Pale Greenmail

We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

E. Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

F.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G.

Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H.

White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

I.

Mandatory Takeover Bid Waivers

We review on a case-by-case basis proposals to waive mandatory takeover bid requirements.

VI. Miscellaneous Governance Provisions

A.

Confidential Voting

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We vote for management proposals to adopt confidential voting.

B.

Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C.

Bundled Proposals

We review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items.  In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

D.

Amendments to Articles of association, bylaws, constitution or charter.

We vote for resolutions that amend articles of association, constitution or charter on a case-by-case basis.

E. Transact Other Business

ISS General Recommendation & Policy

We vote against other business when it appears as a voting item.

F.

Shareholder Advisory Committees

We review on a case-by-case basis proposals to establish a shareholder advisory committee.

G.

Amended Quorum Requirements

We vote proposals to amend quorum requirements for shareholders meetings on a case-by-case basis.

H.

Majority-supported shareholder proposals

We will consider a recommendation on withholding votes from board members who fail to take action on shareholder proposals supported by a majority of votes cast for two consecutive years or a majority of shares outstanding for one year on a case-by-case basis. A vote to withhold votes will be based, in part, on the following principles:

•

Our “withhold” policy applies to incumbent board members and excludes new nominees to the board (i.e., those being nominated for the first time).

•

A board ignoring two different majority-supported proposals in back-to-back years will face a “withhold” recommendation.

•

If after two or more years of majority votes the proposal is not resubmitted, our decision to continue withholding votes in subsequent years will be case-by-case, based on whether or not shareholders are still engaging the company on the issue in some manner, such as a “vote no” campaign.

I.

Separating Chairman/CEO

We will consider resolutions to separate the Chairman and CEO positions on a case-by-case basis.  Our voting decision on whether to separate the Chairman and CEO positions will take into account whether or not most all of these factors are present:

•

designated lead director, appointed from the ranks of the independent board members with clearly delineated duties

•

majority of independent directors

•

all-independent key committees

•

committee chairpersons nominated by the independent directors

•     A committee of outside directors reviews CEO performance annually

•

established governance guidelines

VII. Capital Structure

A.

Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

We vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

B.

Stock Distributions: Splits and Dividends

We vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C.

Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D.

Blank Check Preferred Authorization

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E. Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.

Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

G.

Preemptive Rights

We review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H.

Debt Restructurings

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.  We consider the following issues:

•

Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•

Change in Control -- Will the transaction result in a change in control of the company?

•

Bankruptcy -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.

Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. Executive and Director Compensation

In general, we vote on a case-by-case basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

In evaluating a pay plan, we measure its dilutive effect both on shareholder wealth and on voting power.  We value equity-based compensation along with the cash components of pay.

Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.  Administrative features are also factored into our vote.  For example, our policy is that a committee of disinterested persons should administer the plan; insiders should not serve on compensation committees.

Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan.  Additionally, in some cases we would vote against a plan deemed unnecessary.

A.

Director Fees/Compensation

We vote for proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

We vote nonexecutive director compensation proposals that include both cash and share-based components on a case-by-case basis.

We vote proposals that bundle compensation for both nonexecutive and executive directors into single resolution on a case-by-case basis.

We vote against proposals to introduce retirement benefits for nonexecutive directors.

B.

OBRA-Related Compensation Proposals

•      Amendments that Place a Cap on Annual Grant or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

•      Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

•      Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

•      Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

C.

Shareholder Proposals to Limit Executive and Director Pay

We review on a case-by-case basis all shareholder proposals that seek additional disclosure of executive and director pay information.

We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

D.

Golden and Tin Parachutes

We vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

E.

Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

F.

401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

G.

U.K Compensation Plans

We vote on compensation plans in the U.K. market on a case-by-case basis using a market-specific analysis.

H.

Compensation Policy - Canada

Vote on compensation plans in the Canadian market on a case-by-case basis using a market-specific compensation model.

I.

Remuneration Policy – United Kingdom

Vote for proposals to approve remuneration policy if a company passes the ISS U.K. model on compensation plans.

Vote against proposals to approve remuneration policy if a company fails the ISS U.K. model on compensation plans.

J.

General Global Guidelines

We generally vote on compensation proposals on a case-by-case basis.

•      Disclosure Policy for Compensation Plans

When reviewing compensation plans in markets where information is limited, at the very minimum, we seek to obtain information regarding (1) the total dilution level and (2) the exercise price.

In markets where certain terms are regularly disclosed and a company has not disclosed this information, we generally a vote against the plan for substandard disclosure.

•      Dilution Limits

When reviewing compensation plans, for mature companies, we apply a maximum dilution limit of five percent unless there are other positive performance features in the plan. If challenging performance criteria are included, we consider approving plans at mature companies featuring dilution levels of up to ten percent.

For growth companies, we maintain a ten percent dilution limit.

•      Discounted options and restricted stock

We oppose discounted options and restricted stock without performance criteria, with the exception of restricted stock in U.S.-style stock option plans, which will be reviewed in a case-by-case basis.

We consider supporting option plans that allow for discounted options if exercise is contingent on the achievement of well-defined and challenging performance criteria.

•      Options Expensing

We will generally vote for shareholder proposals to expense options.  We will not support such a shareholder resolution if the company has already publicly committed to expensing options by a specific date.

•      Clarification on administration and participation by nonexecutive directors (General Global policy)

For separate nonexecutive director stock option plans:

i)          Plan dilution at mature companies should not exceed one percent over the life of a five-year plan or not more than 0.2 percent in any one year.

ii)         Plan dilution at growth-oriented companies should not exceed 1.6 percent over the life of a five-year plan or not more than 0.3 percent in any one year.

•      Repricing definition

All of the following will constitute repricings

i)          Reduction in exercise price of outstanding options.

ii)        Cancellation and regrant of options at lower exercise prices.  This will include 6&1 (six-month and one-day) cancellations/regrants and bullet options (a type of 6&1 with accelerated vesting).

iii)        Substitution of restricted stock for underwater options.

iv)        Buyback of underwater options and issuance of new awards.

•      Performance-based stock options

We will examine shareholder proposals advocating the use of performance-based stock options on a case-by-case basis.  Voting decision will therefore take into account the following:

i)          Whether the proposal mandates that all awards be performance-based.

ii)         Whether the proposal extends beyond executive awards to those of lower-ranking employees.

iii)         Whether the company’s stock-based compensation plans meet ISS’s Shareholder Value Transfer criteria and do not violate our repricing guidelines.

•    Clarification on administration and participation by nonexecutive directors (Canada-specific policy)

In the Canadian market, if nonexecutive directors are eligible to participate in employee stock option plans, we require one of the following limitations on their participation:

i)          Fixed annual grants.

ii)         A cap on the aggregate number of shares that can be used for nonexecutive director grants (our guidelines on separate director plans will apply)

iii)        Historical grant patterns to directors generally reflect a formulaic grant policy.

iv)        There is evidence that nonexecutive directors have not been granted options under the plan for the past three years.

•      Plan Amendments

We generally vote for amendments that improve the overall structure of given compensation plan, even if the underlying plan does not necessarily meet our guidelines.

•      Using Repurchased Shares in Share Compensation Plans

If a plan includes a specified limit on the total number of shares that could be issued under the plan and repurchased shares would count toward that limit, we generally support the plan as long as it meets all other guidelines.

If repurchased shares would not count toward the plan’s limit on newly issued shares, but would operate as an additional pool of shares, then we look for an additional restriction, either an aggregate numerical limit, a percentage limit, or limitations on individual awards.

•      Employee Share Purchase Plans (ESPPs)

For those markets that reserve a separate pool of shares for ESPPs, we exclude such shares from our dilution calculations for stock option plans. However, our policy provides that no more than five percent of a company’s shares at the time of the request may be reserved for ESPPs at any given time, with such five percent being over and above the ten percent reserved for option plans. Accordingly, a company could have up to ten percent of its shares reserved for option plans and five percent of its shares reserved for ESPPs at any given time. Alternatively, we may consider a higher dilution limit for ESPPs if the company in question sufficiently limited dilution under its option plans.

For those markets that reserve a common pool of shares for ESPPs and stock option plans, our policy is to evaluate the dilution under the common pool of shares in accordance with the dilution limitations applicable to stock option plans.

We support discounts of up to 20 percent for ESPPs.

For ESPPs in Ireland, we consider a maximum discount of 25 percent.

IX. State of Incorporation

A. Voting on State Takeover Statutes

We review on case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.

Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis.

X. Mergers and Corporate Restructurings

A.

Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

•

anticipated financial and operating benefits;

•

offer price (cost vs. premium);

•

prospects of the combined companies;

•

how the deal was negotiated; and

•

changes in corporate governance and their impact on shareholder rights.

B.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C.

Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.

Asset Sales

Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.

Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.

Changing Corporate Name

We vote for changing the corporate name on a case-by-case basis.

XI. Mutual Fund Proxies

A.

Election of Trustees

We vote on trustee nominees on a case-by-case basis.

B.

Investment Advisory Agreement

We vote on investment advisory agreements on a case-by-case basis.

C.

Fundamental Investment Restrictions

We vote on amendments to a fund’s fundamental investment restrictions on a case-by-case basis.

D.

Distribution Agreements

We vote on distribution agreements on a case-by-case basis.

XII. Social and Environmental Issues

We will vote on shareholder social and environmental proposals on a case-by-case basis.  In considering such proposals, we will take into account the Ceres, MacBride and Burma Principles, when applicable.

In most cases, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns.

XIII. Escrow Accounts – Canada

We vote for proposals to amend terms on escrow accounts from time-based to performance - based.

We vote against proposals to amend terms on escrow accounts from performance-based to time-based.

We vote on other amendments on a case-by-case basis.

PART C

OTHER INFORMATION

Item 23. Financial Statements and Exhibits.

(a) Articles of Incorporation. Copy of Registrant's Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Registration Statement, is hereby incorporated by reference.

(b) By-Laws. Copy of Registrant's By-Laws, which was filed as an Exhibit to Registrant's Registration Statement, is hereby incorporated by reference.

(c) Instruments Defining Rights of Security Holder. None.

(d) Investment Advisory Contracts.

(d.1) Copy of Registrant's Management Agreement is included as Exhibit D.1.

(d.2) Copy of Registrant’s Investment Sub-Advisory Agreement is included as Exhibit D.2.

(e) Underwriting Contracts. None.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodial Agreement.  Copy of Registrant’s Custodial Agreement is included as Exhibit G.

(h) Other Material Contracts.

(h.1) Copy of Registrant's Transfer Agency Agreement is included as Exhibit H.1

(h.2) Copy of Registrant's Accounting Services Agreement is included as Exhibit H.2.

(h.3) Copy of Registrant's Administration Servicing Agreement is included as Exhibit H.3.

(i) Legal Opinion.  Opinion and consent of Thompson Hine LLP is included as Exhibit I.

(j) Other Opinions.  Consent of McCurdy & Associates CPA's is included as Exhibit J.

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements.  Copy of Registrant's Subscription Agreement between the Trust and the initial investor is included as Exhibit L.

(m) Rule 12b-1 Plan. None.

(n) Rule 18f-3 Plan. None.

(o) Reserved.

(p) Code of Ethics.

(p.1) Copy of Sycuan Funds and Sycuan Capital Management, Inc.’s Code of Ethics is included as Exhibit P.1

(p.2) Copy of Brandes Investment Partners Code of Ethics is included as Exhibit P.2

(q) Powers of Attorney.  Powers of Attorney of the Registrant, and a Certificate with respect thereto, and the Officers and the Trustees of the Registrant, are included as Exhibit Q.

Item 24. Control Persons. As of October 8, 2003, Sycuan Tribal Development Corporation owned all of the outstanding shares of the Sycuan US Value Fund.  As sole shareholder of Sycuan US Value Fund and sole shareholder of Sycuan Capital Management, Inc., Sycuan Tribal Development Corporation may be deemed to control both such entities.

Item 25. Indemnification.

Reference is made to Article VI of the Registrant's Agreement and Declaration of Trust which is included.  The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Section 18 of the Registrant’s Investment Sub-Advisory Agreement provides for indemnification of the Adviser and Sub-Adviser as follows:

18.

Indemnification

(a)

The Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities to the Fund which (1) may be based upon the Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement; (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Fund or to any affiliated person of the Adviser by a Sub-Adviser Indemnified Person; (3) may be based on the issue, sale and distribution of the Fund’s shares; (4) may be based on any breach by the Adviser of any representation or warranty, or any failure by the Adviser or the Fund to comply with any agreement contained in the Agreement; or (5) may be based on any action taken or omitted to be taken by the Fund’s administrator or the custodian, to the extent such action or omission is the result of an action or omission of the Adviser; provided, however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)

Notwithstanding anything to the contrary, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and any controlling person of the Adviser (all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Fund which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement or (2) may be based on any breach by the Sub-Adviser of any representation or warranty, or any failure by the Sub-Adviser to comply with any agreement contained in the Agreement; provided, however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

Item 26. Activities of Investment Adviser.

(a.1)  Sycuan Capital Management, Inc. ("Sycuan Capital Management"), 3007 Dehesa Road, El  Cajon, CA 92019 is a newly organized company and will registered as an investment adviser.  It has engaged in no other business during the past two fiscal years.

(a.2)  The following list sets forth other substantial business activities of the directors and officers of Sycuan Capital Management, Inc. during the past two years –  Henry R. Murphy is a councilman of the Sycuan Band of the Kumeyaay Nation, and the Sycuan Fire Chief.  John N. Tang is the president of the Sycaun Tribal Development Corporation.  Jeffrey R. Provence is the CEO of Premier Fund Solutions, Inc., and a partner and portfolio manager for Value Trend Capital Management, LP.

(b.1)  Brandes Investment Partners, L.P. ("Brandes"), 11988 El Camino Real, Suite 500, San Diego, CA 92191-9048 is a sub-adviser to the Registrant's Fund.  Brandes is an investment adviser registered under the Advisers Act.

(b.2) No director, partner or principal officer of Brandes has at any time during last two fiscal years engaged for his or her own account in any other business, profession, vocation, or employment of a substantial nature.

Item 27. Principal Underwriter. None.

Item 28. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant, the Fund Administrator at 480 N. Magnolia Avenue, Suite 103, El Cajon, California 92020, and the Transfer Agent at 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141, except that all records relating to the activities of the Fund's Custodian are maintained at the office of the Custodian, US Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45202.

Item 29. Management Services. Not applicable.

Item 30. Undertakings. None.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment to the Registrant’s Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of El Cajon, State of California, on the 8th day of October, 2003.

SYCUAN FUNDS

By:  /s/ Jeffrey Provence

       Jeffrey Provence, Trustee

     Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature

Title

Date

___________________

_______

Henry Murphy*

President

And Trustee

___________________

_______

John Tang*

Secretary

And Trustee

/s/ Jeffrey Provence

10/08/03

Jeffrey Provence

Treasurer

And Trustee

___________________

_______

DeWitt F. Bowman*

Trustee

___________________

_______

Allen C. Brown*

Trustee

___________________

_______

George Cossolias*

Trustee

___________________

_______

Mary VanNostrand*

Trustee

* By: /s/ Jeffrey Provence

         Jeffrey Provence, Attorney-In-Fact

Date: October 8th, 2003

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 – SYCUAN FUNDS

1. Management Agreement

EX-99.23.d.1

2. Investment Sub-Advisory Agreement

EX-99.23.d.2

3. Custodial Agreement

EX-99.23.g

4. Transfer Agency Agreement

EX-99.23.h.1

5. Accounting Services Agreement

EX-99.23.h.2

6. Administration Servicing Agreement

EX-99.23.h.3

7. Legal Opinion (Thompson Hine LLP)

EX-99.23.i

8. Consent of Accountants (McCurdy & Associates CPA's, Inc.)

EX-99.23.j

9. Initial Capital Agreement

EX-99.23.l

10. Code of Ethics for Sycuan Funds and Sycuan Capital Management, Inc.

EX-99.23.p.1

11. Code of Ethics for Brandes Investment Partners

EX-99.23.p.2

12. Powers of Attorney

EX-99.23.q